AGREEMENT, dated as of  October 17, 1994 (this "Agreement"), among COLLINS & AIKMAN  PRODUCTS CO. (the "Company") and  MARK O.

          REMISSONG ("Employee").



               WHEREAS the Company and Employee are parties to an Agreement dated as of October 1, 1993 (the "Prior Agreement");

               WHEREAS  on  October  14,  1994  (the  "Termination  Date"),

          Employee resigned from  all positions held with  Collins & Aikman

          Corporation ("Parent"),  the Company and all  subsidiaries of the

          Company and ceased to be an officer,  employee or director of any such entity;

               NOW, THEREFORE,  in consideration of  the premises

          and  mutual covenants  contained herein  and for  other  good and valuable  consideration,  the  parties  hereto  hereby  agree  as follows:

               1.   Termination  of  Prior  Agreement.    The  Company  and

          Employee  hereby  terminate   the  Prior   Agreement  and   their

          respective  rights   and   obligations  thereunder   as  of   the

          Termination Date.

               2.   Severance.

                    Subject to Employee's satisfaction on a timely basis of

          the provision set forth in Section 5:

                    (a)  Employee  shall  receive  as  severance  his  base

          salary of $230,000 for the period through October 31, 1995.  Such severance shall be paid on  a periodic basis over such period  in accordance with normal pay practice.

                    (b)  In   addition,  until  October  31,  1995  or,  if
          earlier,  the date  on which  Employee commences  employment with another employer,  to the extent permitted by  law and consistent with the
          terms of the Company's employee benefit programs and the

          administration  thereof,  (i) Employee  shall participate  in the medical, vision and dental plans of the Company on the same basis as  if the  Employee were  still employed  and Employee  shall be obligated to  pay the  monthly associate  deduction  in order  to continue such benefits, which  deduction shall be taken  from the amount  due to Employee pursuant to paragraph (a) of this Section

          2 and (ii)  Employee shall receive basic  life insurance coverage under the Company's life insurance plan  on the same basis as  if

          Employee  were  still employed  (but  no  optional coverage).  In addition, until December  31, 1994  or, if earlier,  the date  on

          which   Employee  commences  employment  with  another  employer,

          Employee  shall be entitled to  use the Company  car currently in his possession,  shall be  reimbursed for  reasonable maintenance

          (as determined by the Company) of  such car and shall continue to

          be covered under  the Company's automobile insurance policy.   At

          the  end of  such period, Employee  shall return such  car to the

          Company or purchase it from the  Company at fair market value (as determined by the Company).

                    (c)  Employee shall also receive a supplemental payment

          of  $100,000  within three  months of  the  end of  the Company's

          current   fiscal    year,   which   ends   January    28,   1995.

          Notwithstanding  anything  to   the  contrary  contained  herein,

          Employee shall not be  entitled to receive any  such supplemental payment  unless Employee executes  and delivers to  the Company a new  release substantially  in the  form set  forth in  Section 9 hereof, such  release to  be dated the  date of  payment of  such supplemental payment and  to contain the provisions  set forth in

          Section 18.

               3.   Moving  Expenses.  The  Company will reimburse Employee

          for the moving expenses set forth in Appendix A and not any other moving expenses.

               4.   Withholding.    Employee  agrees that  the  Company may

          deduct and withhold  from any payments made under  this Agreement the amounts the Company in good faith believes may be required to be  deducted and  withheld under the  provisions of  any statute,

          law, regulation or ordinance heretofore or hereafter enacted.

               5.   Loan  Repayment.   No  later than  10:00 A.M.  Tuesday,

          October  18, 1994, Employee shall  repay to the Company $205,000,

          without setoff or deduction of any kind.

               6.   No Other Payments or Benefits.  Except as expressly set

          forth in this Agreement, Employee shall not be entitled to any

          salary,   bonus,  benefits,   stock  options,   equity  payments,

          compensation or payments of any kind.

               7.   Representations and Covenants of Employee.

               7.1  No Violation.  Employee represents and warrants that he has not  disclosed any confidential information  or trade secrets concerning any former employer in violation of any obligations to such former employer  during the  term of his  employment by  the

          Company.

               7.2  No Conflicts.  Employee  represents  and warrants  that the  terms of  this  Agreement do  not  conflict with  any  other agreement, written or  oral, to which Employee  is a party or  by which Employee is bound.

               7.3  Conduct.  Employee and his  representatives and  agents shall at all times refrain from taking any action or making any statements, written or oral, which are intended to or are likely to disparage the goodwill or reputation of Parent, the Company or any of the Company's subsidiaries or affiliates or any directors,

          officers,  partners,  employees  or stockholders  of  Parent, the

          Company or  any of  the Company's subsidiaries  or affiliates  or which  are  intended to  or are  likely  to adversely  affect the morale of employees of  any of the foregoing entities,  except as may be required in a judicial or administrative proceeding.

               7.4  Non-Competition.

                    (a) Employee  agrees that  for a  period of six  months

          from the Termination Date Employee shall not  engage, directly or indirectly, in  any business in the United States that materially

          competes with any  business of  the Company.   Further,  Employee

          agrees  that during such period he  shall not solicit to hire any employee  of the Company or encourage any employee of the Company to leave the employment of the Company.

                    (b)  Notwithstanding paragraph (a) of this Section 7.4,

          nothing  in  this  Agreement   shall  prohibit  or  penalize  the

          ownership by Employee of shares of a business that are registered under  Section  12 of  the Securities  Exchange  Act of  1934 and

          constitute, together  with all such shares owned by any immediate family  member or affiliate of, or person acting in concert with,

          Employee,  less than 2%  of the outstanding  registered shares of such business.

               7.5  Company Information.  Employee  agrees that (whether or not  the  restrictions  of Section  7.4  are  or  continue to  be applicable),  Employee shall  keep confidential  all confidential information  and trade secrets of Parent, the Company or any of the

          Company's  subsidiaries or affiliates and  shall not disclose such information to any person without the prior written approval of the  Board of Directors of the Company or use such information

          for any purpose.   Employee shall return any  documents, records,

          data,  books or materials of Parent, the Company or the Company's subsidiaries or  affiliates in his possession or  control and any of  his workpapers containing  confidential information  or trade secrets  of Parent, the Company or  the Company's subsidiaries or affiliates.  It is understood that for purposes of this Agreement the term "confidential information" is to be construed broadly to include all nonpublic or proprietary information.  This Section 7.5 shall  survive any termination of this Agreement.

               7.6  Cooperation.   Employee   shall  promptly   notify  the

          Company of  any threatened, pending  or completed  investigation,

          claim, action,  suit  or  proceeding,  whether  civil,  criminal,

          administrative or investigative ("Proceeding"),  in which he  may be involved, whether as  an actual or potential party  or witness or  otherwise, or with respect  to which he  may receive requests for  information, by  reason  of  his  future,  present  or  past association  with  Parent, the  Company or  any of  the Company's

          subsidiaries or affiliates.   Employee shall cooperate fully with

          Parent, the Company and the Company's subsidiaries and affiliates in connection with any Proceeding  at no expense  to Parent, the

          Company or any of the  Company's subsidiaries or affiliates other than  the reimbursement  of  Employee's reasonable  out-of-pocket expenses.  This Section 7.6 shall survive any termination of this

          Agreement.    Employee shall  not  disclose  any confidential  or

          privileged  information in
          connection with any Proceeding without the consent  of the Company and  shall give prompt  notice to the Company of any request therefor.

               8.   Insider Trading  Policy.   For a  period of  six months

          after the Termination Date, Employee shall comply with the policy of Parent regarding  the use or disclosure  of inside information as set forth in a policy statement dated June 23, 1994.

               9.   Release.  For  good  and   valuable  consideration   in

          connection with this Agreement, Employee unconditionally releases

          Parent, the Company and the Company's subsidiaries and affiliates and the directors, officers, partners, employees and stockholders of Parent, the Company and each of the Company's subsidiaries and affiliates, from any and  all claims, liabilities and obligations of any  nature whatsoever, including  without limitation  claims,

          liabilities and  obligations pertaining  to  his employment,  the termination of  his employment, the  Prior Agreement or  the 1994

          Employee Stock Option Plan of Parent, other than those explicitly provided for by this Agreement.  Without  limiting the generality of  the foregoing,  Employee acknowledges  that among  the claims released  are  those  arising  under the  Age  Discrimination  in

          Employment Act.


               10.  Governing Law.  The   validity,    interpretation   and

          perfor- mance of this Agreement shall be governed by the laws  of the State of North Carolina, regardless of the laws that might be applied  under applicable principles of conflicts  of laws.  Each of  the parties hereby waives any right  such party may have to a trial by  jury.  The  parties hereto  agree that the  language of this Agreement  shall be construed neutrally and not strictly for or against either
          of the parties.

               11.  Entire Agreement.   This   Agreement  constitutes   the

          entire  agreement   and  contains  the  complete   and  exclusive

          expression of  the understanding between the  parties hereto with respect  to the  matters referred  to herein  and supersedes  all prior agreements, negotiations, communications and understandings between  Employee and the Company  or Employee and  Parent or any

          subsidiary  or affiliate  of the  Company or  any representative,

          agent  or attorney  of  any such  entities  with respect  to  the termination  of  employment of  Employee  and  any other  matters referred  to  herein,  including  without  limitation  the  Prior

          Agreement.

               12.  Notice.   Any written  notice required to  be given  by

          one  party to the other party hereunder shall be deemed effective if mailed by registered mail:

               To the Company c/o:

                    Collins & Aikman Products Co.
                    701 McCullough Drive
                    Charlotte, NC 28262
                    Attention:  Mr. Thomas E. Hannah

               To Employee at:

                    Mr. Mark O. Remissong
                    2100 Sutton Springs Road
                    Charlotte, NC 28226

          or such other address as may be stated in notice given under this

          Section 12.

               13.  Severability.  The     invalidity,    illegality     or

          unenforceability  of  any  provision  of this  Agreement  in  any

          jurisdiction  shall   not  affect   the  validity,   legality  or

          enforceability  of  the  remainder  of  this  Agreement  in  such jurisdiction or the validity,  legality or enforceability of this

          Agreement  or such provision in  any other jurisdiction, it being the  intent of the parties hereto that all rights and obligations of the parties hereto  under this Agreement shall be  enforceable

          to the fullest  extent permitted  by law.   Without limiting  the

          foregoing,  the covenants of  Employee set forth  in Sections 7.4 and 7.5, respectively,  constitute agreements independent of  any other provisions of this Agreement and Employee acknowledges that his failure to comply with the provisions of Sections 7.4 and 7.5 will result in irreparable and continuing damage for  which there will be  no adequate remedy  at law and  that, in the  event of a failure  of Employee so to comply, the Company shall be entitled,

          without the  necessity of  notice or  proving  actual damages  or securing or posting any bond, to injunctive relief in addition to all  other  remedies which  may  otherwise  be  available to  the

          Company and to such other and further relief as may be proper and necessary to  ensure compliance  with the provisions  of Sections

          7.4 and  7.5.  If any covenants contained in Section 7.4 shall be deemed  to be  invalid,  illegal or  unenforceable as  written by reason of the  extent, duration or geographical scope thereof, or

          otherwise,  the  determining  body   or  authority  making   such

          determination shall  be empowered to reduce such  covenants so as to  be enforceable  to the  greatest extent  possible and,  as so reduced,  such covenants shall then be deemed to be rewritten and enforced as reduced.

               14.  Successors and Assigns.  This   Agreement    shall   be

          binding upon and inure to the benefit of the parties hereto, and,

          in  the  case of  the Company,  its  successors and  assigns, and

          Section 9  shall also inure to  the benefit of the  other persons and entities
          identified therein; provided, however, that Employee

          shall not,  without the  prior  written consent  of the  Company,

          transfer, assign,  convey, pledge  or encumber this  Agreement or any interest under this Agreement.

               15.  Amendment.   This Agreement may be  amended or canceled

          only by an instrument  in writing duly executed and  delivered by each party to this Agreement.

               16.  Headings.  Headings contained in this Agreement are for convenience only and shall not limit this Agreement or affect the interpretation thereof.

               17.  Counterparts.  This Agreement may be executed in one or more counterparts, all of  which shall be considered one  and the same  agreement, and shall become effective when one or more such counterparts  have  been  signed  by  each  of  the  parties  and delivered to the other party.

               18.  Miscellaneous.  In  executing this  Agreement, Employee has  not relied  upon any  statement, representation  or promise,

          whether written or oral, of the Parent, the Company or any of the

          Company's subsidiaries or affiliates,  or of any  representative,

          agent  or attorney  for the  Parent,  the Company  or any  of the

          Company's  subsidiaries  or  affiliates,  except  for  statements expressly set forth in this  Agreement.  Each of the parties  has read this Agreement carefully, has been (or is hereby) encouraged to seek  the assistance of his  own legal counsel, and  knows and understands the  contents hereof, including,  without limitation,

          in the  case of  Employee  the release  set  forth in  Section  9 hereof.

               IN WITNESS  WHEREOF, the  parties hereto have  executed this

          Agreement as of the date and year first above written.



                               (Signature of Mark O. Remissong)      [L.S.]
                                     MARK O. REMISSONG






                                     COLLINS &  AIKMAN PRODUCTS CO.




                                     By (Signature of Thomas E. Hannah)
                                       Thomas E. Hannah
                                       Chief Executive Officer




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